Second Quarter 2025 Earnings Call Presentation 29 July 2025 Note: update footnote copyright year annually

Forward-Looking Statements and Non-GAAP Financial Measures Forward-looking statements in this report relating to WesBanco’s plans, strategies, objectives, expectations, intentions and adequacy of resources, are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. The information contained in this report should be read in conjunction with WesBanco’s Form 10-K for the year ended December 31, 2024 and documents subsequently filed by WesBanco with the Securities and Exchange Commission (“SEC”) including WesBanco’s Form 10-Q for the quarter ended March 31, 2025, which are available at the SEC’s website, www.sec.gov or at WesBanco’s website, www.WesBanco.com. Investors are cautioned that forward-looking statements, which are not historical fact, involve risks and uncertainties, including those detailed in WesBanco’s most recent Annual Report on Form 10-K filed with the SEC under “Risk Factors” in Part I, Item 1A. Such statements are subject to important factors that could cause actual results to differ materially from those contemplated by such statements, including, without limitation, the expected cost savings and any revenue synergies from the merger of WesBanco and Premier may not be fully realized within the expected timeframes; disruption from the merger of WesBanco and Premier may make it more difficult to maintain relationships with clients, associates, or suppliers; the effects of changing regional and national economic conditions, changes in interest rates, spreads on earning assets and interest-bearing liabilities, and associated interest rate sensitivity; sources of liquidity available to WesBanco and its related subsidiary operations; potential future credit losses and the credit risk of commercial, real estate, and consumer loan customers and their borrowing activities; actions of the Federal Reserve Board, the Federal Deposit Insurance Corporation, the Consumer Financial Protection Bureau, the SEC, the Financial Institution Regulatory Authority, the Municipal Securities Rulemaking Board, the Securities Investors Protection Corporation, and other regulatory bodies; potential legislative and federal and state regulatory actions and reform, including, without limitation, the impact of the implementation of the Dodd-Frank Act; adverse decisions of federal and state courts; fraud, scams and schemes of third parties; cyber-security breaches; competitive conditions in the financial services industry; rapidly changing technology affecting financial services; marketability of debt instruments and corresponding impact on fair value adjustments; and/or other external developments materially impacting WesBanco’s operational and financial performance. WesBanco does not assume any duty to update forward-looking statements. While forward-looking statements reflect our good-faith beliefs, they are not guarantees of future performance. All forward-looking statements are necessarily only estimates of future results. Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward-looking statement, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. Statements in this presentation with respect to the benefits of the merger between WesBanco and Premier, the parties’ plans, obligations, expectations, and intentions, and the statements with respect to accretion, earn back of tangible book value, tangible book value dilution and internal rate of return, constitute forward-looking statements as defined by federal securities laws. Such statements are subject to numerous assumptions, risks, and uncertainties. Actual results could differ materially from those contained or implied by such statements for a variety of factors including: the expected cost savings and any revenue synergies from the merger may not be fully realized within the expected time frames; disruption from the merger may make it more difficult to maintain relationships with clients, associates, or suppliers; changes in economic conditions; movements in interest rates; competitive pressures on product pricing and services; success and timing of other business strategies; the nature, extent, and timing of governmental actions and reforms; extended disruption of vital infrastructure; and other factors described in WesBanco’s 2024 Annual Report on Form 10-K and documents subsequently filed by WesBanco with the Securities and Exchange Commission. In addition to the results of operations presented in accordance with Generally Accepted Accounting Principles (GAAP), WesBanco's management uses, and this presentation contains or references, certain non-GAAP financial measures, such as pre-tax pre-provision income, tangible common equity/tangible assets; net income excluding after-tax restructuring and merger-related expenses and excluding after-tax day one provision for credit losses on acquired loans; efficiency ratio; return on average assets; and return on average tangible equity. WesBanco believes these financial measures provide information useful to investors in understanding our operational performance and business and performance trends which facilitate comparisons with the performance of others in the financial services industry. Although WesBanco believes that these non-GAAP financial measures enhance investors' understanding of WesBanco's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. The non-GAAP financial measures contained therein should be read in conjunction with the audited financial statements and analysis as presented in the Annual Report on Form 10-K as well as the unaudited financial statements and analyses as presented in the Quarterly Reports on Forms 10-Q for WesBanco and its subsidiaries, as well as other filings that the company has made with the SEC.

Successfully converted the customer data systems for the bank and trust department of PFC Net interest margin of 3.59% reflects the benefit of PFC’s interest mark accretion, the first quarter’s securities restructuring, and lower funding costs Total loan growth was 3.3% over the sequential quarter, annualized, reflecting the strength of WesBanco’s new and legacy markets Reflecting PFC, market appreciation, and organic growth, WTIS assets under management increased to a record $7.2 billion and broker-dealer securities account values (including annuities) increased to a record $2.6 billion Efficiency ratio of 55.5% improved due to the benefits of the PFC acquisition and driving positive operating leverage Net Income Available to Common Shareholders and Diluted EPS(1) $87.3 million; $0.91/share Net Interest Margin +64bp YoY; +24bp QoQ Total Loan Growth +53.6% YoY; +3.3% QoQ Average loans to average deposits 89.5% Non-Performing Assets to Total Assets 0.31% Tangible Common Equity to Tangible Assets(1) 7.60% Net Interest Margin of 3.59% and successful PFC systems conversion Note: financial and operational highlights during the quarter ended June 30, 2025; PFC = Premier Financial Corp.; YoY = year-over-year; QoQ = quarter-over-quarter; bp = basis points (1) Non-GAAP measure – please see reconciliation in appendix Q2 2025 Financial and Operational Highlights

Key metrics Note: PTPP = pre-tax, pre-provision Non-GAAP measure – please see reconciliation in appendix Excludes restructuring and merger-related expenses and/or day 1 provision for credit losses on acquired loans Q2 2025 Financial and Operational Highlights

Q2 2025 Total Portfolio Loans

Total loan growth of 3.3% annualized quarter-over-quarter

WesBanco



($MM)
$12,258
$5,902
($837)
$1,478
$28
$18,829
Comm'l Avg Payoff Yield 6.65%
Comm'l Avg New Yield 7.18%
Total Loan Growth = 53.6%
6/30/2024
Premier Financial
Comm'l Payoffs
Comm'l New Originations
All Other Net Advances / (Paydowns)
6/30/2025



($MM)
$18,674
($267)
$403
$19
$18,829
Comm'l Avg Payoff Yield 6.20%
Comm'l Avg New Yield 7.03%
Total Loan Growth = 0.8% (non-annualized)
3/31/2025
Comm'l Payoffs
Comm'l New Originations
All Other Net Advances / (Paydowns)
6/30/2025

- Reflecting $5.9 billion of loans from PFC and organic growth, total loans increased 53.6% YoY to $18.8 billion
- Total organic loan growth was +5.5% YoY and +0.8% (or +3.3% annualized) QoQ, reflecting the strength of WesBanco's new and legacy markets and teams
  - Total organic commercial loan growth was +7.3% YoY and +4.1% QoQ annualized
- PFC and loan production offices are contributing meaningfully to the commercial loan pipeline, which totaled approximately $1.3 billion, as of 6/30/2025
- CRE loan payoffs totaled approximately $255 million for YTD 2025, as compared to approximately $95 million last year[(1)]
- C&I line utilization was ~38% for Q2 2025, as compared to a mid-40% range prior to the pandemic

Note: commercial payoffs and new originations and associated yields (in charts above) are WesBanco-only and do not include PFC

(1) WesBanco-only and does not include PFC

©2025 WesBanco Inc. | All rights reserved

5

Year-over-year organic deposit growth fully funded loan growth Note: “uninsured deposits” are approximated; “collateralized municipal deposits” are collateralized by securities Reflecting $6.9 billion of deposits from PFC and organic growth, total deposits increased 57.5% YoY to $21.2 billion Year-over-year organic deposit growth of $850 million, or 6.3%, which fully funded organic loan growth On a sequential quarter basis, total deposits declined $138 million due to normal seasonality and the intentional runoff of higher cost certificates of deposit and less reliance on public funds from PFC Distribution: consumer ~52% and business ~32% (note: public funds, which are separately collateralized, ~16%) Business deposits as a percent of total deposits increased 160 basis points QoQ Average loans to average deposits were 89.5%, providing continued capacity to fund loan growth Q2 2025 Total Deposits

Tangible common equity to tangible assets ratio of 7.60%, which reflects the impact of the successful closing of the PFC acquisition Weighted average yield 3.21% vs. 2.52% last year Weighted average duration 4.3 Total unrealized securities losses (after-tax): Available for Sale (“AFS”) = $181MM Held to Maturity (“HTM”)(2) = $101MM Securities represent 16% of total assets Note: securities chart excludes allowance for credit losses for HTM securities; weighted average yields have been calculated on a taxable-equivalent basis using the federal statutory rate of 21%; after-tax unrealized losses have been calculated using the Other Comprehensive Income (“OCI”) tax rate of ~23% Non-GAAP measure – please see reconciliation in appendix HTM losses not recognized in accumulated other comprehensive income Q2 2025 Total Securities

NIM benefiting from loan growth and management of funding costs Q2 2025 NIM of 3.59% improved 24 basis points QoQ and 64 basis points YoY, through a combination of higher loan and securities yields, lower funding costs, and purchase accounting accretion Purchase accounting accretion benefited the Q2 2025 net interest margin by approximately 37 basis points Deposit funding costs, including non-interest bearing deposits, were 184 basis points, decreased 11 basis points YoY and 4 basis points QoQ Approximately 60% of the $2.9 billion CD portfolio at 6/30/2025, with an average rate of 3.9%, mature or reprice during the next six months FHLB borrowing costs of 4.22% decreased 30 basis points QoQ and 128 basis points YoY, as these short-term borrowings repriced downward upon maturity Of the $1.8 billion of borrowings at 6/30/2025, approximately 94% have 2025 maturities, with an average rate of 4.53% Q2 2025 Net Interest Margin (NIM)

Non-interest income increased year-over-year due primarily to the acquisition of PFC which drove higher service charges on deposits, trust fees, mortgage banking income, digital banking income, and bank-owned life insurance Service charges on deposits reflect the addition of PFC, fee income from new products and services and treasury management, and increased general consumer spending Reflecting record asset levels, trust fees and securities brokerage revenue increased due to the addition of PFC wealth clients, market value appreciation, and organic growth Digital banking fees reflect higher volumes primarily associated with our larger customer base Gross swap fees were $1.4 million, compared to $1.8 million in the prior year Fair market valuation loss of $0.7 million, as compared to a negligible gain last year Fee income increased $12.6 million, or 40%, year-over-year Note: OREO = other real estate owned; AUM = assets under management; securities account values include annuities Q2 2025 Non-Interest Income

Majority of PFC cost savings achieved by 6/30/2025 Q2 2025 Non-Interest Expense Non-interest expense, excluding merger and restructuring charges, increased 48% YoY due to the addition of the PFC expense base associated with approximately 900 employees and 70 financial centers Employee benefits expense reflects higher staffing levels, higher deferred compensation expense of $1.5 million (offsetting gain located in net securities gains), and higher health insurance costs due to higher staffing levels from PFC and $1.0 million from the timing of healthcare services and employee behaviors relative to deductibles Equipment and software expense includes the additional cost of operating two core systems until the conversion to one platform in mid-May Amortization of intangible assets increased due to the core deposit intangible asset that was created from the acquisition of PFC

Favorable asset quality measures compared to peer bank group Note: financial data as of quarter ending for dates specified; peer bank group includes all U.S. banks with total assets of $20B to $50B (excluding FINN) from S&P Capital IQ (as of 7/7/2025) and represent simple averages except criticized & classified loans as % of total loans and allowance for credit losses as % of total loans which are weighted averages Non-Performing Assets as % of Total Assets Net Charge-Offs as % of Average Loans (Annualized) Allowance for Credit Losses as % of Total Loans Criticized & Classified Loans as % of Total Loans Strong Legacy of Credit Quality

Allowance coverage ratio of 1.19% Note: ACL at 6/30/2025 excludes off-balance sheet credit exposures of $6.2 million The allowance for credit losses on loans was $223.9 million at 6/30/2025, which provided a coverage ratio of 1.19% Excluded from the allowance for credit losses and related coverage ratio are fair market value adjustments on previously acquired loans representing 1.74% of total loans Q2 2025 Current Expected Credit Loss (CECL)

Capital ratios above both regulatory and well-capitalized levels Note: financial data as of quarter ending 12/31; current year data as of 6/30/2025 and reflects successful acquisition of PFC; WSBC adopted Current Expected Credit Losses (“CECL”) accounting standard on 1/1/2020; in conjunction with the PFC acquisition, WSBC raised $200MM of common equity on 8/1/2024 to support future growth and issued $1B of common equity on the 2/28/2025 closing Under the existing share repurchase authorization that was approved on February 24, 2022 by WesBanco’s Board of Directors Non-GAAP measure – please see reconciliation in appendix Tangible Equity to Tangible Assets(2) Tier 1 Risk-Based Capital Ratio Well-Capitalized 8.0% Required 6.0% Strong regulatory capital ratios significantly above both regulatory requirements and well-capitalized levels, with favorable tangible equity levels compared to peers ~0.9 million shares continue to remain for repurchase (as of 6/30/2025)(1) No shares repurchased on the open market during Q2 2025 Strong Capital Position

Appendix

Pre-Tax, Pre-Provision Income (PTPP) and Ratios Reconciliation

Net Income and Diluted Earnings per Share (EPS) Reconciliation

Tangible Book Value per Share Reconciliation

Efficiency Ratio Reconciliation

Return on Average Assets (1) three-, six-, and nine-month (as applicable) figures are annualized Reconciliation

Return on Average Tangible Equity (1) three-, six-, and nine-month (as applicable) figures are annualized Reconciliation

Tangible Equity to Tangible Assets Reconciliation Note: Premier Financial Corporation merger closed February 2025; Old Line Bancshares merger closed November 2019; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018; Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015

Tangible Common Equity to Tangible Assets Note: Premier Financial Corporation merger closed February 2025; Old Line Bancshares merger closed November 2019; Farmers Capital Bank Corporation merger closed August 2018; First Sentry Bancshares merger closed April 2018; Your Community Bankshares merger closed September 2016; ESB Financial merger closed February 2015 Reconciliation